UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act. ☐

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2024, Heritage Commerce Corp (the “Company”), the holding company for Heritage Bank of Commerce, issued a press release announcing preliminary unaudited results for the fourth quarter and year ended December 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report set forth under this Item 2.02 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

ITEM 8.01OTHER EVENTS

QUARTERLY DIVIDEND

On January 25, 2024, the Company announced that its Board of Directors declared a $0.13 per share quarterly cash dividend to holders of common stock. The dividend will be paid on February 22, 2024, to shareholders of record at the close of the business day on February 8, 2024. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release, dated January 25, 2024, entitled “Heritage Commerce Corp Earns $13.3 Million for the Fourth Quarter of 2023, and $64.4 Million for the Full Year 2023”

99.2	Press Release, dated January 25, 2024, entitled “Heritage Commerce Corp Declares Regular Quarterly Cash Dividend of $0.13 Per Share; Heritage Bank of Commerce Celebrates its 30th Anniversary”

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2024

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

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